                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

              [_] Preliminary Proxy     [_]Confidential, for Use
                Statement                  of the Commission Only
                                           (as permitted by Rule
              [X] Definitive Proxy         14a-6(e)(2))
                Statement

              [_] Definitive Additional
                Materials

              [_] Soliciting Material
                Pursuant to
                (S)240.14a-12
                       eGain Communications Corporation
               (Name of Registrant as Specified In Its Charter)
                ----------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

   2)Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

   3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

   4)Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

   5)Total fee paid:

     ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)Amount Previously Paid:

     ---------------------------------------------------------------------------

   2)Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

   3)Filing Party:

     ---------------------------------------------------------------------------

   4)Date Filed:

     ---------------------------------------------------------------------------

E-Gain [LOGO]

                             eGAIN COMMUNICATIONS
                                  CORPORATION

                              714 East Evelyn Ave
                          Sunnyvale, California 94086
                                (408) 212-3400

                                                                October 15, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of eGain Communications Corporation that will be held on November 15, 2001, at 1:00 P.M., at the Sheraton Sunnyvale located at 1100 North Mathilda Avenue, Sunnyvale, California.

   The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

   After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

   A copy of eGain's 2001 Annual Report to Stockholders is also enclosed.

   The Board of Directors and management look forward to seeing you at the meeting.

                                          Sincerely yours,

                                          /s/ Ashutosh Roy
                                          Ashutosh Roy
                                          Chief Executive Officer
                       eGAIN COMMUNICATIONS CORPORATION

                               -----------------

                   Notice of Annual Meeting of Stockholders
                         to be held November 15, 2001

                               -----------------

To the Stockholders of eGain Communications Corporation:

   The Annual Meeting of Stockholders of eGain Communications Corporation, a Delaware corporation ("eGain"), will be held at the Sheraton Sunnyvale located at 1100 North Mathilda Avenue, Sunnyvale, California, on Thursday, November 15, 2001, at 1:00 P.M., Pacific Time, for the following purposes:

    1. To elect directors to serve until the 2002 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

    2. To consider and vote upon a proposal to amend eGain's 1999 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 750,000 shares;

    3. To ratify the appointment of Ernst & Young LLP as eGain's independent auditors; and

    4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

   Stockholders of record as of the close of business on September 21, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at eGain's offices, 714 East Evelyn Avenue, Sunnyvale, California 94086 for ten days before the meeting.

   It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Stanley F. Pierson
                                          Stanley F. Pierson
                                          Secretary

Sunnyvale, California
October 15, 2001
                       eGAIN COMMUNICATIONS CORPORATION
                            714 East Evelyn Avenue
                          Sunnyvale, California 94086

                              ------------------

                                PROXY STATEMENT

                              ------------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of eGain Communications Corporation, a Delaware corporation ("eGain"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of eGain to be held at the Sheraton Sunnyvale located at 1100 North Mathilda Avenue, Sunnyvale, California on Thursday, November 15, 2001, at 1:00 P.M., Pacific Time, and any postponement or adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of eGain a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the five nominees for director listed in this Proxy Statement and "FOR" approval of the proposals referred to in Items 2 and 3 in the Notice of Annual Meeting and described in this Proxy Statement.

   Stockholders of record at the close of business on September 21, 2001 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the close of business on that date, eGain had 36,404,177 shares of common stock, $0.001 par value (the "common stock"), outstanding. The presence in person or by proxy of the holders of a majority of eGain's outstanding shares of common stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

   Directors are elected by a plurality vote. The five nominees for director who receive the most votes cast in their favor will be elected to serve as a director. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

   The expense of printing, mailing proxy materials and solicitation of proxies will be borne by eGain. eGain will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the common stock.

   This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders for the fiscal year ended June 30, 2001, including financial statements, are being mailed to stockholders on or about October 15, 2001.

                                   IMPORTANT

   Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

   The Board of Directors proposes the election of five directors of eGain to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

   Names of the nominees and certain biographical information about them are set forth below:

   Ashutosh Roy, age 35, co-founded eGain and has served as Chief Executive Officer and a director of eGain since September 1997. From May 1995 through April 1997, Mr. Roy served as Chairman of WhoWhere? Inc., an Internet-services company co-founded by Mr. Roy. From June 1994 to April 1995, Mr. Roy co-founded Parsec Technologies, a call center company based in New Delhi, India. From August 1988 to August 1992, Mr. Roy worked as software engineer at Digital Equipment Corp. Mr. Roy holds a B.S. in Computer Science from the Indian Institute of Technology, New Delhi, a Masters degree in Computer Science from Johns Hopkins University and an MBA from Stanford University.

   Gunjan Sinha, age 34, co-founded eGain and has served as a director of eGain since inception in September 1997 and as President of eGain since January 1, 1998. From May 1995 through April 1997, Mr. Sinha served as President of WhoWhere? Inc., an Internet-services company co-founded by Mr. Sinha. Prior to co-founding WhoWhere? Inc., Mr. Sinha was a developer of hardware for multiprocessor servers at Olivetti Advanced Technology Center. In June 1994, Mr. Sinha co-founded Parsec Technologies. Mr. Sinha holds a degree in Computer Science from the Indian Institute of Technology, New Delhi, a Masters degree in Computer Science from UC Santa Cruz, and a Masters degree in Engineering Management from Stanford University.

   Mark A. Wolfson, age 49, has served as a director of eGain since June 1998. Mr. Wolfson has served as a managing partner of Oak Hill Capital Management since October 1998 and as Vice President of Keystone, Inc. since September 1995. Mr. Wolfson has also served as an officer of Oak Hill Venture Partners since August 1999, and, in addition to eGain, serves on the Boards of Directors of Investment Technology Group, Financial Engines, DaVinci I, LLC, Oreck Corp. and Caribbean Restaurants and on the Boards of Advisors of Oak Hill Strategic Partners and FEP Capital Holdings. Mr. Wolfson has served as a member of the faculty at the Stanford Graduate School of Business since 1977, where he has held various academic positions, including Dean Witter Professor of Accounting and Finance and Associate Dean for Academic Affairs. Mr. Wolfson has also taught at the Harvard Business School and the University of Chicago and has been a Visiting Scholar at the Sloan School of Management at Massachusetts Institute of Technology and the Hoover Institution at Stanford University. Mr. Wolfson has been a Research Associate at The National Bureau of Economic Research since 1988 and has served on the Board of Trustees of Menlo School since 2001.

   David G. Brown, age 44, has served as a director of eGain since August 2000. Mr. Brown has served as the managing partner of Oak Hill Venture Partners since August 1999, and a principal of Arbor Investors, LLC since August 1995, and Chief Financial Officer (1998-1999), as well as a Vice President of Keystone, Inc. since August 1993. Prior to joining Arbor Investors, Mr. Brown was a Vice President in the Corporate Finance Department of Salomon Brothers from August 1985 to July 1993. In addition to eGain, Mr. Brown serves on the Boards of Directors of AER Energy Resources, Emplanet, eScout, Malachite Technologies, MarketTools, ProQuest, Sitara Networks, and WideOpen West.

   Phiroz P. Darukhanavala, age 53, has served as a director of eGain since September 2000. Dr. Darukhanavala has served in various capacities with BP Amoco p.l.c. and The British Petroleum Company since 1975, most recently as Vice President and Chief Technology Officer for Group Digital business. Before assuming his current position, Dr. Darukhanavala was Director of Global IT Services for the BP Group responsible for the rollout of the Common Operating Environment project worldwide and IT Functional Chief for BP-Exploration. Dr. Darukhanavala has also served as CIO of BP-Alaska and Director of BP-Exploration Business Systems. Dr. Darukhanavala holds a Ph.D. and M.S. degrees in Operations Research from Case Western Reserve University in Cleveland, Ohio.

Board Meetings and Committees

   The Board of Directors held eight meetings during fiscal 2001. All directors, with the exception of Dr. Darukhanavala, attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

   The Board of Directors has appointed a Compensation Committee, a Stock Option Committee and an Audit Committee.

   The members of the Compensation Committee are David G. Brown, Phiroz P. Darukhanavala and Mark A. Wolfson. The Compensation Committee held one meeting during fiscal 2001. The Compensation Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of eGain.

   The members of the Stock Option Committee are Ashutosh Roy and Mr. Wolfson. The Stock Option Committee held ten meetings during fiscal 2001. The Stock Option Committee's functions are to grant options to eGain's employees and other service providers, consistent with eGain's compensation policies and practices.

   The members of the Audit Committee are Mr. Brown, Dr. Darukhanavala and Mr. Wolfson. The Audit Committee held three meetings during fiscal 2001. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with eGain, advise and assist the Board of Directors in evaluating the independent auditor's examination, supervise eGain's financial and accounting organization and financial reporting, and nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of eGain for the fiscal year for which it is appointed.

Director Compensation

   Directors of eGain do not currently receive any fees for service on the Board of Directors. Directors are reimbursed for their expenses for each meeting attended. Pursuant to the 1998 Stock Plan, each non-employee director will receive, if re-elected as a director at the Annual Meeting, an additional option to purchase 5,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. Such options will vest on the first anniversary of the grant.

   The Board of Directors recommends a vote "FOR" election as director of the nominees set forth above.

                                  PROPOSAL 2

            PROPOSAL TO AMEND THE eGAIN COMMUNICATIONS CORPORATION

                       1999 EMPLOYEE STOCK PURCHASE PLAN

   The Board of Directors has approved an amendment to eGain's 1999 Employee Stock Purchase Plan (the "ESPP"), subject to the approval of eGain's stockholders at the Annual Meeting. The following summary of the principal features of the Stock Purchase Plan is qualified by reference to the terms of the ESPP, a copy of which is available without charge upon stockholder request to Milind Kasbekar, eGain Communications Corporation, 714 East Evelyn Avenue, Sunnyvale, California 94086.

Summary of Amendment

   The amendment to the ESPP approved by the Board of Directors and submitted for stockholder approval provides for an increase in the number of shares of common stock reserved for sale and issuance under the ESPP by an aggregate of 750,000 shares.

Stock Purchase Plan

   The ESPP was adopted by the Board of Directors in July 1999 and approved by eGain's stockholders thereafter. The purpose of the ESPP is to encourage stock ownership by eGain's employees and in doing so assist eGain in retention and motivation of employees who are in a position to make material contributions to eGain's progress.

   The ESPP permits employees to purchase eGain common stock at a favorable price and possibly with favorable tax consequences to the employees. Employees (including officers and employee directors of eGain but excluding 5% or greater stockholders) are eligible to participate if they are customarily employed for more than 20 hours per week and for at least five months in any calendar year. An employee may not, during any calendar year, participate in the ESPP if the rights of the employee to purchase eGain common stock under the ESPP and all other qualified employee stock purchase plans of eGain or its subsidiaries would accrue at a rate that exceeds $25,000 of the fair market value of such stock determined at the time such rights are granted. Participation in the ESPP ends automatically on termination of employment with eGain. As of June 30, 2001, 437 employees were eligible to participate in the ESPP.

   As of June 30, 2001, the following persons or groups had in total, purchased common stock under the ESPP as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Mr. Roy, no shares, Mr. Sinha, no shares, Mr. Jepson, no shares, Mr. Kedlaya, 8,322 shares, Mr. Grewal 4,134 shares and Mr. Smit, 3,274 shares; (ii) all current executive officers of eGain as a group: 21,943 shares; (iii) all current directors who are not executive officers as a group: no shares; (iv) each nominee for director (other than the two directors listed in (i) above): Mr. Brown, no shares, Dr. Darukhanavala, no shares and Mr. Wolfson, no shares; and (v) all employees of eGain, including all current officers who are not executive officers as a group: 441,151 shares.

  Administration and Term

   The ESPP is administered by a Plan Administrator appointed by the Board of Directors. The ESPP is currently administered by the Compensation Committee of the Board of Directors. The ESPP will terminate in July 2009, unless sooner terminated by the Board of Directors.

  Shares Offered for Sale

   The Board of Directors will establish participation periods for the ESPP, none of which will exceed six months. During each participation period, payroll deductions will accumulate, without interest. On the purchase dates set by the Board of Directors for each participation period, accumulated payroll deductions will be used to purchase common stock. The purchase price of the common stock under the ESPP will be equal to 85% of the fair market value per share of common stock on either the first day of the participation period or on the purchase date, whichever is less. Employees may withdraw their accumulated payroll deductions at any time up to the last day of a participation period. If an employee withdraws his or her payroll deductions during a participation period, payroll deductions shall cease and eGain will refund all amounts credited to the participants account in cash, without interest.

  Amendment and Termination

   The ESPP may be amended or modified by the Board of Directors, subject to applicable laws and stockholder approval only to the extent required by applicable laws, regulations or rules.

   The Board of Directors recommends a vote "FOR" amendment of eGain's 1999 Employee Stock Purchase Plan.

                                  PROPOSAL 3

                     RATIFICATION OF INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as eGain's independent auditors for the fiscal year ending June 30, 2002, subject to ratification by the stockholders. Ernst & Young LLP has audited eGain's financial statements since eGain's inception in 1997. Representatives of Ernst & Young LLP are expected to be present at eGain's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

   Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of eGain's independent auditors.

Audit Fees

   The following table sets forth approximate aggregate fees billed to eGain for fiscal year 2001 by Ernst & Young LLP.

Audit fees.................................................. $175,850
Financial information systems design and implementation fees $     --
Other fees (1).............................................. $276,750

--------
(1)Includes fees for various advisory services principally related to tax consultation and preparation services.

   The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as eGain's independent auditors.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information concerning the beneficial ownership of common stock of eGain as of September 21, 2001 for the following:

    . each person or entity who is known by eGain to own beneficially more than 5% of the outstanding shares of eGain's common stock;

    .  each of eGain's current directors;

    . eGain's Chief Executive Officer, President and four other most highly compensated executive officers during the fiscal year ended June 30, 2001; and

    .  all directors and executive officers of eGain as a group.

   Unless otherwise noted, the address of each named beneficial owner is that of eGain.

   The percentage ownership is based on 36,404,177 shares of eGain common stock outstanding as of September 21, 2001. All shares subject to (i) the conversion of outstanding preferred stock and (ii) the exercise of options and warrants exercisable within 60 days after September 21, 2001 are deemed to be beneficially owned by the person or entity holding such preferred stock, options and warrants. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                                     Shares     Percentage
                                                                  Beneficially Beneficially
                                                                     Owned        Owned
                                                                  ------------ ------------
5% Stockholders:
OHCP GenPar, L.P. (1)............................................   7,630,545      17.3%
 201 Main Street, Suite 2300
 Ft. Worth, TX 76102
Robert M. Bass (2)...............................................   2,833,154       7.8
 201 Main Street, Suite 3100
 Ft. Worth, TX 76102
Elliot Associates, L.P. (3)......................................   2,785,402       7.1
 712 Fifth Avenue
 New York, NY 10019
J. Taylor Crandall (4)...........................................   2,505,669       6.4
 201 Main Street, Suite 3100
 Ft. Worth, TX 76102
GeoCapital, LLC (5)..............................................   2,153,630       5.9
 767 Fifth Avenue, 45th Floor
 New York, NY 10153
Granite Private Equity III, LLC (6)..............................   1,995,681       5.2
 One Cablevision Center
 Liberty, NY 12754

Directors and Executive Officers:
Gunjan Sinha (7)(8)..............................................   5,795,861      15.4
Ashutosh Roy (7).................................................   4,621,931      12.7
Charles Jepson (9)...............................................     356,317         *
Ram Kedlaya (10).................................................     270,405         *
Mark A. Wolfson (11).............................................     166,664         *
David G. Brown (12)..............................................     161,664         *
Eric Smit (13)...................................................     150,612         *
Harpreet Grewal (14).............................................      73,374         *
Phiroz P. Darukhanavala..........................................          --         *
All executive officers and directors as a group (10 persons) (15)  11,413,035      30.2

--------
 * Indicates less than one percent.

 (1) Includes 6,069,763 shares subject to the conversion of preferred stock and 1,370,018 shares subject to an immediately exercisable warrant held by Oak Hill Capital Partners, L.P. and 155,635 shares subject to the conversion of preferred stock and 35,129 shares subject to an immediately exercisable warrant held by Oak Hill Capital Management Partners, L.P. OHCP MGP, LLC, a Delaware limited liability company, is the general partner of OHCP GenPar, L.P., a Delaware limited partnership, which is the general partner of Oak Hill Capital Partners, L.P. and consequently has voting control and investment discretion over securities held by Oak Hill Capital Partners, L.P. OHCP MGP, LLC disclaims beneficial ownership of the shares held by Oak Hill Capital Partners, L.P. OHCP MGP, LLC, a Delaware limited liability company, is the general partner of OHCP GenPar, L.P., a Delaware limited partnership, which is the general partner of Oak Hill Capital Management Partners, L.P. OHCP MGP, LLC disclaims beneficial ownership of the shares held by Oak Hill Capital Management Partners, L.P. and consequently has voting control and investment discretion over securities held by Oak Hill Capital Management Partners, L.P. Mark Wolfson, a director of eGain, is a vice president of Oak Hill Capital Management, Inc., a Delaware corporation which provides management and consulting services to Oak Hill Capital Partners, L.P. and Oak Hill Capital Management Partners, L.P.
 (2) Represents shares that are beneficially owned as a result of the distribution by FW Ventures I, L.P.
 (3) As reported on Schedule 13G, filed by Elliot Associates, L.P. on August 17, 2001. Includes shares held by Elliot International, L.P. Paul E. Singer is the general partner of Elliot Associates, L.P. and consequently has voting control and investment discretion over securities held by Elliot Associates, L.P. Elliot International Capital Advisors, Inc., is attorney-in-fact for Elliott International, L.P. (formerly known as Westgate International, L.P.) and consequently has voting control and investment discretion over securities held by Elliott International, L.P. Mr. Singer is the President of Elliot International Capital Advisors, Inc.
 (4) Includes 2,011,282 shares subject to the conversion of preferred stock and 453,971 shares subject to an immediately exercisable warrant held by FW Investors V, L.P., a Delaware limited partnership, and 40,416 shares held by Group III 31, LLC. FW Management II, L.L.C., a Delaware limited liability company is the general partner of FW Investors V, L.P. and consequently has voting control and investment discretion over securities held by FW Investors V, L.P. FW Management II, L.L.C. disclaims beneficial ownership of the shares held by FW Investors V, L.P. J. Tayor Crandall is the sole member of FW Management II, L.L.C. and Group III 31, LLC.
 (5) As reported on Schedule 13G, filed by GeoCapital, LLC on March 29, 2001.
 (6) Represents 1,628,181 shares subject to the conversion of preferred stock and 367,500 shares subject to an immediately exercisable warrant. Alan Gerry is the managing member of Gerry Holding Co. II, LLC, which is the managing member of Granite Private Equity III, LLC and consequently has voting control and investment discretion over securities held by Granite Private Equity III, LLC.
 (7) Includes 25,000 shares subject to immediately exercisable options.
 (8) Includes 957,754 shares subject to the conversion of preferred stock and 216,176 shares subject to an immediately exercisable warrant.
 (9) Includes 344,790 shares subject to currently exercisable options, which expire on October 13, 2001.
(10) Includes 22,083 shares subject to currently exercisable options or options exercisable within 60 days of September 21, 2001. Also includes 94,792 shares subject to eGain's right of repurchase.
(11) Represents 161,664 shares that are beneficially owned as a result of the distribution by FW Ventures I, L.P. and 5,000 shares that would be beneficially owned upon exercise of director options held by Mr. Wolfson.
(12) Represents shares that are beneficially owned as a result of the distribution by FW Ventures I, L.P.
(13) Includes 36,869 shares subject to eGain's right of repurchase.
(14) Includes 68,200 shares subject to currently exercisable options or options exercisable within 60 days of September 21, 2001.
(15) Includes 158,745 shares subject to eGain's right of repurchase and 222,432 shares subject to currently exercisable options or options exercisable within 60 days of September 21, 2001. Also includes 957,754 shares subject to the conversion of preferred stock and 216,176 shares subject to an immediately exercisable warrant.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table summarizes information concerning compensation paid to eGain's Chief Executive Officer, its President and each of eGain's other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to eGain during for the fiscal years ended June 30, 2001, 2000 and 1999. These individuals are referred to as the "named executive officers."

                                                                                  Long-Term
                                                             Annual Compensation Compensation
                                                             ------------------- ------------
                                                                                   Security
                                                      Fiscal                      Underlying
Name and Principal Position                            Year   Salary     Bonus   Options (#)
---------------------------                           ------ --------  --------  ------------
Ashutosh Roy (1).....................................  2001  $112,505  $     --     25,000
  Chief Executive Officer and Chairman                 2000   100,008        --         --
                                                       1999   100,008        --         --

Gunjan Sinha (1).....................................  2001   112,505        --     25,000
  President                                            2000   100,008        --         --
                                                       1999   100,008        --         --

Charles Jepson (2)...................................  2001   250,000   310,207     58,000
  Senior Vice President of North American Sales        2000        --        --         --
                                                       1999        --        --         --

Ram Kedlaya (3)......................................  2001   194,994   113,644     50,000
  Senior Vice President of International Operations    2000   135,000    18,000         --
                                                       1999    70,615        --    250,000

Harpreet Grewal (4)..................................  2001   175,000    30,000     83,200
  Chief Financial Officer                              2000   125,023        --    120,000
                                                       1999        --        --         --

Eric Smit (5)........................................  2001   150,000    26,524     22,005
  Vice President of Operations                         2000   110,000        --         --
                                                       1999   105,381        --    125,000

--------
(1) Mr. Roy's grant of an option to purchase 25,000 shares and Mr. Sinha's grant of an option to purchase 25,000 shares were immediately vested in full.

(2) Mr. Jepson's fiscal 2001 bonus includes a nonrecurring payment of $250,000 in connection with the acquisition of Inference Corporation on June 29, 2000. Mr. Jepson's grants of options to purchase 50,000 and 8,000 shares (56,000 of which were cancelled following Mr. Jepson's resignation from eGain in July 2001) vested as to 25% of the shares on the first anniversary of such options start date and 1/48 of the shares each full month thereafter.

(3) Mr. Kedlaya's grants of options to purchase 140,000 and 110,000 shares in fiscal 1999 vests as to 25% of the shares on the first anniversary of such option's vesting start date and 1/48 of the shares each full month thereafter. Mr. Kedlaya's grant of an option to purchase 50,000 shares in fiscal 2001 vests as to 33% of the shares on the first anniversary of such option's vesting start date and 1/36 of the shares each full month thereafter.

(4) Mr. Grewal's grant of options to purchase 120,000 shares in fiscal 2000 vests as to 25% of the shares on the first anniversary of such option's vesting start date and 1/48 of the shares each full month thereafter. Mr. Grewal's grant of an option to purchase 80,000 shares in fiscal 2001 was surrendered on August 10, 2001, pursuant to eGain's stock option exchange program. Mr. Grewal's grant of an option to purchase 3,200 shares in fiscal 2001 was immediately vested in full.

(5) Mr. Smit's grants of options to purchase 75,000 and 50,000 shares in fiscal 1999 vests as to 25% of the shares on the first anniversary of such option's vesting start date and 1/48 of the shares each full month thereafter. Mr. Smit's grant of an option to purchase 20,000 shares in fiscal 2001 vests as to 33% of the shares on the first anniversary of such option's vesting start date and 1/36 of the shares each full month thereafter. Mr. Smit's grant of an option to purchase 2,005 shares in fiscal 2001 was immediately vested in full.

Recent Option Grants

   The following tables set forth certain information as of June 30, 2001 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

                            Percentage                      Potential Realizable
                             of Total                         Value at Assumed
                             Options                        Annual Rates of Stock
                            Granted to Exercise              Price Appreciation
                            Employees   or Base              for Option Term (1)
                    Options in Fiscal    Price   Expiration ---------------------
Name                Granted    2001    ($/Share)    Date       5%         10%
----                ------- ---------- --------- ---------- --------  ----------
Ashutosh Roy....... 25,000     0.5%      $4.47     1/17/06  $ 30,835  $   68,261

Gunjan Sinha....... 25,000     0.5        4.47     1/17/06    30,835      68,261

Chuck Jepson....... 50,000     1.1        6.50    10/19/10   204,425     518,050
                     8,000     0.2        8.69     8/19/10    43,715     110,783

Ram Kedlaya........ 50,000     1.1        8.69     8/19/10   273,222     692,394

Harpreet Grewal (2) 80,000     1.8        8.69     8/19/10   437,155   1,107,830
                     3,200      --        2.22     5/14/06     1,961       4,340

Eric Smit.......... 20,000     0.4        8.69     8/19/10   109,289     276,958
                     2,005      --        2.22     5/14/06     1,228       2,720

--------
(1) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (5 or 10 years) at the annual rate specified (5% and 10%). For a ten-year option term, annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). For a five-year option term, annual compounding results in total appreciation of approximately 27.6% (at 5% per year) and 61.1% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent eGain's estimate or projection of future stock price growth. eGain does not necessarily agree that this method can properly determine the value of an option.

(2) Mr. Grewal was granted options to purchase 83,200 shares in fiscal 2001, of which 80,000 were surrendered on August 10, 2001, pursuant to eGain's stock option exchange program.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

                                              Number of      Value of Unexercised
                                         Unexercised Options In-the-Money Options
                                          at June 30, 2001   at June 30, 2001 (2)
                      Shares     Value   ------------------- --------------------
                    Acquired on Realized    Exercisable/         Exercisable/
Name                 Exercise    ($)(1)     Unexercisable       Unexercisable
----                ----------- -------- ------------------- --------------------
Ashutosh Roy.......       --    $    --   25,000        --   $    --   $     --
Gunjan Sinha.......       --         --   25,000        --        --         --
Chuck Jepson.......       --         --  344,790    62,902        --         --
Ram Kedlaya........       --         --       --    50,000        --         --
Harpreet Grewal (3)    5,000     67,188   55,700   142,500    90,229    105,625
Eric Smit..........       --         --    2,005    20,000       942         --

--------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at June 29, 2001 ($2.69 per share) minus the exercise price.

(3) Mr. Grewal was granted options to purchase 83,200 shares in fiscal 2001, of which 80,000 were surrendered on August 10, 2001, pursuant to eGain's stock option exchange program.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                 COMPENSATION

   The following report on executive compensation is provided by the Compensation Committee of the Board of Directors (the "Compensation Committee") to assist stockholders in understanding the committee's objectives and procedures in establishing the compensation of eGain's executive officers and describes the bases on which it made fiscal 2001 compensation determinations. The Compensation Committee is currently comprised of two non-employee directors. In making its determinations, the Compensation Committee relied, in part, on independent surveys and public disclosures of compensation of management of companies in the ecommerce software industry.

Compensation Objectives

   The Compensation Committee believes that compensation of eGain's executive officers should:

    . encourage creation of stockholder value and achievement of strategic corporate objectives;

    . provide a competitive total compensation package that enables eGain to attract and retain, on a long-term basis, high caliber personnel;

    . integrate compensation with eGain's annual and long-term corporate objectives and focus executive behavior on the fulfillment of those objectives;

    . align the interests of management and stockholders and enhance stockholder value by providing management with longer term incentives through equity ownership by management;

    . provide total compensation opportunity that is competitive with companies in eGain's industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance; and

    . provide fair compensation consistent with internal compensation programs.

Key Elements of Executive Compensation

   The compensation of executive officers is based upon eGain's financial performance as well as an evaluation of eGain's progress in the achievement of certain business objectives, including the execution of corporate and collaborative agreements, the expansion of eGain's business and the attainment of certain operational and research and development milestones in eGain's technology development programs, as well as the achievement of individual business objectives by each executive officer. eGain's existing compensation structure for executive officers generally includes a combination of salary and stock options and may include cash bonuses for performance determined to be deserving of such bonuses by the Compensation Committee.

   Salary. Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the ecommerce software industry. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through job evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that eGain's salary levels for the executive officers are at a level that the Compensation Committee, at the time such salary determinations were made, considered to be reasonable and necessary given eGain's financial resources and the stage of its development. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior 12 months and changes in median comparable company pay levels.

   Stock Options. The Compensation Committee believes that by providing those persons who have substantial responsibility for the management and growth of eGain with an opportunity to increase their ownership of eGain stock through stock option grants, the interests of stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive stock options when the Compensation Committee performs its annual salary review; although the Option Committee, at its discretion, may grant options at other times in recognition of exceptional achievements. The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by independent surveys and the Compensation Committee's knowledge of industry practice.

Chief Executive Officer Compensation

   Ashutosh Roy is the eGain's Chief Executive Officer. For the year ended June 30, 2001, the Compensation Committee set Mr. Roy's annual salary at $125,000. The Compensation Committee established Mr. Roy's salary for fiscal 2001 in recognition of his performance in advancing the development and growth of eGain and its achievement of specific corporate objectives, which included the following: the achievement of additional collaborations; the financial performance of eGain; and the compensation of eGain's management relative to industry norms.

   eGain's policy is generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, eGain reserves the discretion to pay compensation to its executive officers that may not be deductible.

   Mr. Roy is a member of the Board of Directors, but did not participate in matters involving the evaluation of his own performance or the setting of his own compensation.

                                             Compensation Committee

                                             Mark A. Wolfson
                                             David G. Brown
                                             Phiroz P. Darukhanavala

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors (the "Audit Committee") operates under a written charter adopted by the Board of Directors on April 24, 2001. A copy of the Audit Committee Charter is attached as Annex A to this Proxy Statement. The current members of the Audit Committee are Mark A. Wolfson, David G. Brown and Phiroz P. Darukhanavala, each of whom meets the independence standards established by The Nasdaq Stock Market.

   The Audit Committee performs the following activities:

    . overseeing eGain's financial reporting process on behalf of the Board of Directors; and

    . providing independent, objective oversight of eGain's accounting functions and internal controls.

   The Audit Committee reviewed and discussed the audited financial statements contained in the 2001 Annual Report on Form 10-K with eGain's management and its independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally acceptable in the United States.

   The Audit Committee met privately with the independent auditors, and discussed issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee discussed with the independent auditors their independence from eGain and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

   In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in eGain's Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the Securities and Exchange Commission.

                                             Audit Committee

                                             Mark A. Wolfson
                                             David G. Brown
                                             Phiroz P. Darukhanavala

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of eGain's common stock with a Self-Determined Peer Group (the "Peer Group") and the CRSP Total Return Index for the Nasdaq U.S. and Foreign Stocks (the "Nasdaq Composite Index"), assuming an investment of $100 in each on September 23, 1999. eGain's common stock is traded on the Nasdaq National Market. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of eGain's common stock.


                         TOTAL RETURN TO STOCKHOLDERS
                     (Assumes $100 investment on 9/23/99)

                                    [CHART]


            Total Returns Analysis
                                       23-Sep-99 30-Jun-00 29-Jun-01
            ---------------------------------------------------------
            eGain                       $100.00    $52.72   $11.70
            ---------------------------------------------------------
            NASDAQ                      $100.00   $144.23   $78.57
            ---------------------------------------------------------
            Peer Group                  $100.00   $207.21   $44.29

Companies in the Self-Determined Peer Group:

            Kana Software                 Primus Knowledge
            Onyx Software                 Seibel Systems
            Pivotal Corp.                 Exchange Applications

                          RELATED PARTY TRANSACTIONS

   Since July 1, 2000, there has not been any transaction or series of transactions to which eGain was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of eGain's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

Transactions with Management and Others

   In August 2000, Mr. Sinha and Oak Hill Venture Fund I, L.P. and its affiliated funds purchased an aggregate of 1.98 and 19.44 shares of eGain's Series A preferred stock, and 48.02 and 470.55 shares of eGain's Series B preferred stock, respectively. The price of each of the Series A preferred stock and Series B preferred stock was $100,000 per share. Upon approval of eGain's stockholders at the 2000 Annual Meeting, the Series B Preferred Stock was converted to Series A Preferred Stock. In connection with this financing, each investor received a warrant to purchase eGain's common stock. Mr. Sinha and Oak Hill Venture Fund I, L.P. and its affiliated funds received warrants to purchase an aggregate of 216,176 and 2,118,530 shares, respectively, of eGain's common stock at an initial exercise price of $9.2517 per share. This exercise price is subject to adjustment upon the occurrence of certain dilutive events. On August 8, 2001, the conversion price of the Series A preferred stock and the exercise price of the warrants was reset to $5.6875 per share. Messrs. Brown and Wolfson have a direct or indirect passive limited partnership interest in Oak Hill Venture Fund I, L.P. and its affiliated funds.

   In the past, eGain has granted options to purchase common stock to its directors and executive officers. eGain intends to grant such options to its directors and executive officers in the future. See "Proposal 1--Compensation of Directors" and "EXECUTIVE COMPENSATION--Recent Option Grants."

   These affiliates purchased the securities described above at the same price and on the same terms and conditions as the unaffiliated investors in the private financing.

Business Relationships

   In connection with eGain's private placement of securities in August 2000, FW Investors V, L.P. and Oak Hill Capital Management, Inc. received transaction fees of $1,203,125 and $1,421,875, respectively. Mr. Wolfson is a limited partner of FW Investors V, L.P. and is a Vice President of Oak Hill Capital Management, Inc. Due to the interests of Messrs. Wolfson and Sinha in the transaction, a committee consisting of A. Michael Spence (a former director) and Ashutosh Roy was created to review the merits of the transaction together with Harpreet Grewal, eGain's Chief Financial Officer. In connection with such review, eGain engaged Donaldson, Lufkin & Jenrette as independent advisors to the committee. Mr. Roy and Mr. Spence had indirect passive limited partnership interests in certain entities affiliated with the Oak Hill Entities, but waived rights to any participation, including participation in any profits, derived by the Oak Hill Entities in connection with eGain's private placement. Messrs. Wolfson and Sinha abstained from the director vote which approved the transaction. Mr. Brown, a current director of eGain who was not a director at the time of the private placement, is a limited partner of FW Investors V, L.P.

   eGain has entered into indemnification agreements with each of its directors and executive officers. Such agreements require eGain to indemnify such individuals to the fullest extent permitted under Delaware law.

   eGain believes the foregoing transactions were in its best interests. It is eGain's current policy that all transactions between eGain and its officers, directors, 5% stockholders and eGain's affiliates will be entered into only if these transactions are approved by a majority of the disinterested directors, are on terms no less favorable to eGain than could be obtained from unaffiliated parties and are reasonably expected to benefit eGain.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

   Proposals of stockholders of eGain that are intended to be presented by such stockholders at eGain's 2002 Annual Meeting must be received by the Secretary of eGain no later than September 25, 2002 in order that they may be included in eGain's proxy statement and form of proxy relating to that meeting.

   A stockholder proposal not included in eGain's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of eGain at the principal executive offices of eGain and otherwise complies with the provisions of its Bylaws. To be timely, eGain's Bylaws provide that eGain must have received the stockholder's notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, eGain must receive the stockholder's notice by the close of business on the 15th day after the earlier of the day eGain mailed notice of the annual meeting date or provided such public disclosure of the meeting date.

                                 OTHER MATTERS

   eGain knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the securities laws of the United States, eGain's directors, executive officers and any persons holding more than 10% of eGain's common stock are required to report their initial ownership of eGain's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and eGain is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied for fiscal 2001 except that Mr. Kedlaya reported certain sales of common stock two months late on Form 5.

                          ANNUAL REPORT ON FORM 10-K

   A copy of eGain's combined annual report to stockholders and Annual Report on Form 10-K for the year ended June 30, 2001 accompanies this proxy statement. An additional copy will be furnished without charge to beneficial stockholders or stockholders of record upon request to Milind Kasbekar, eGain Communications Corporation, 714 East Evelyn Avenue, Sunnyvale, California 94086.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   eGain's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 was filed with the Securities and Exchange Commission on September 28, 2001. The following portions of the Annual Report are incorporated in this proxy statement by reference:

    .  Report of Independent Auditors

    .  Consolidated Balance Sheets

    .  Consolidated Statements of Operations

    .  Consolidated Statements of Stockholders' Equity

    .  Consolidated Statements of Cash Flow

    .  Notes to Consolidated Financial Statements

    .  Selected Consolidated Financial Data

    . Management's Discussion and Analysis of Financial Condition and Results of Operation

    . Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

    .  Quantitative and Qualitative Disclosure About Market Risk

   Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                          By Order of the Board of Directors,

                                          /s/ Ashutosh Roy
                                          Ashutosh Roy
                                          Chief Executive Officer

October 15, 2001

                                                                         ANNEX A
                       eGain Communications Corporation
                            AUDIT COMMITTEE CHARTER

Organization

   This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and eGain. If an audit committee chair is not designated or present the members of the committee may designate a chair by majority vote of the committee membership. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and eGain. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

   The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to eGain's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of eGain's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of eGain. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of eGain and the power to retain outside counsel, or other experts, for this purpose.

Responsibilities and Processes

   The primary responsibility of the audit committee is to oversee eGain's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing eGain's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporation "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of eGain's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and eGain and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of eGain's independent auditors, subject to shareholder's approval.

    . The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including eGain's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

    . The committee shall review the internal financial statements with management and the independent auditors prior to the filing of eGain's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

    . The committee shall review with management and the independent auditors the financial statements to be included in eGain's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                  AUDIT COMMITTEE MEETING PLANNER-FISCAL 2001


                                                                                Planned
A=Annually; Q=Quarterly; AN=As Necessary Timing                 Frequency   Timing (fiscal)
--------------------------------------------------------------- ----------- ---------------
Financial Management                                            A   Q   AN  Q1  Q2  Q3  Q4
--------------------------------------------------------------- --  --  --- --- --- --- ---
Annual Report on Form 10-K and proxy statement                  X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Quarterly Reports on Form 10-Q*                                     X       X   X   X   X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Assessment of internal control environment and systems of
internal controls                                               X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
New accounting and financial reporting requirements             X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Status of significant accounting estimates and judgments
(e.g., reserves) and special issues (e.g., major transactions,
accounting changes, etc.)                                               X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Other matters (adequacy of staffing, succession planning, etc.)         X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Executive session with management                                       X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Independent Auditors
--------------------------------------------------------------- --  --  --- --- --- --- ---
Results of annual audit, (including required communications)
SAS 61 report                                                   X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Results of timely quarterly reviews (including required
communications)*                                                    X       X   X   X   X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Report on internal control weaknesses and other
recommendations and management response                         X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Scope of interim reviews and annual audit and fees              X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Required written communication and discussion of
independence                                                    X               X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Other matters (adequacy of financial staff, succession
planning, etc.)                                                         X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Executive session with independent auditors                         X       X   X   X   X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Internal Auditor
--------------------------------------------------------------- --  --  --- --- --- --- ---
Scope of internal auditing plan for upcoming year               X                       X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Internal auditing costs (budget/actual)                         X                       X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Coordination with independent auditors                          X                       X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Defalcations and irregularities                                         X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Compliance review: Business conduct policy                      X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Compliance review: Director and executive officer
perquisites and expenses                                        X           X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Summary of significant audit findings and status update
relative to annual plan                                             X       X   X   X   X
--------------------------------------------------------------- --  --  --- --- --- --- ---
Executive session with Director of Internal Auditing                    X
--------------------------------------------------------------- --  --  --- --- --- --- ---


                                                                               Planned
A=Annually; Q=Quarterly; AN=As Necessary Timing                Frequency   Timing (fiscal)
-------------------------------------------------------------- ----------- ---------------
Other Members of Management                                    A   Q   AN  Q1  Q2  Q3  Q4
-------------------------------------------------------------- --  --  --- --- --- --- ---
Legal Matters (General Counsel)
-------------------------------------------------------------- --  --  --- --- --- --- ---
 . Conflict of interest and ethics policies                     X            X
-------------------------------------------------------------- --  --  --- --- --- --- ---
 . Litigation status/regulatory matters                                  X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Information systems matters (IT Director)                               X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Risk management processes and assessment (Vice President
Finance and Administration)                                             X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Tax matters (Controller)                                                X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Others                                                                  X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Audit Committee
-------------------------------------------------------------- --  --  --- --- --- --- ---
Report results of annual independent audit to the board        X            X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Recommend to the board the appointment of independent
auditors                                                       X                X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Review annual proxy statement audit committee report and
charter                                                        X                X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Evaluate audit committee effectiveness (i.e., self-assessment) X                        X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Reassess the adequacy of the audit committee charter and
obtain board approval                                          X            X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Approve audit committee meeting planner for the upcoming
year and confirm mutual expectations with management
and the auditors                                               X                        X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Evaluate Internal Auditing's performance                       X                        X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Approve minutes of previous meeting                                X        X   X   X   X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Report significant matters to the board                                 X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Executive session of committee members                                  X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Orientation of new members and continuing education (e.g.,
accounting and financial topics)                                        X
-------------------------------------------------------------- --  --  --- --- --- --- ---
Other matters                                                           X
-------------------------------------------------------------- --  --  --- --- --- --- ---

The committee meeting planner contemplates committee chairperson leadership (with input from management and the auditors) in:

    .  Developing a detailed agenda for each meeting

    . Keeping lines of communication open among the board, auditors and the committee members

*Note the chair of the audit committee may represent the entire committee in order to facilitate conducting these reviews timely

                                                                      1926-PS-01

--------------------------------------------------------------------------------
                          [_] FOLD AND DETACH HERE [_]


                                      PROXY

                        eGain Communications Corporation

                    Proxy Solicited by the Board of Directors
            for the Annual Meeting of Stockholders, November 15, 2001

                  (see Proxy Statement for discussion of items)

            The undersigned hereby appoints Ashutosh Roy, Gunjan Sinha and Milind Kasbekar as proxy, with power of substitution, to vote all shares of eGain Communications Corporation Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2001 Annual Meeting of Stockholders of eGain Communications Corporation, or any adjournment thereof.

-----------------                                              -----------------
   SEE REVERSE                                                    SEE REVERSE
      SIDE                                                            SIDE
-----------------                                              -----------------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE eGain Communications Corporation

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398










--------------------------------------------------------------------------------
                          [_] FOLD AND DETACH HERE [_]


---  Please mark
 X   votes as in
---  this example.


 -------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.
 -------------------------------------------------------------------------------

1. Re-election of five directors to serve for the ensuing year until their successors are duly elected and qualified or until earlier death or resignation.

     Nominees: (01) Ashutosh Roy, (02) Gunjan Sinha, (03) Mark A. Wolfson,
               (04) David G. Brown and (05) Phiroz P. Darukhanavala


       FOR     [_]                        WITHHELD    [_]
       THE                                FROM THE
     NOMINEES                             NOMINEES


     [_]
         ---------------------------------------------
             For all nominees except as noted above



                                           FOR           AGAINST         ABSTAIN
2.   The Amendment of the Employee
     Stock Purchase Plan.                  [_]             [_]             [_]


3.   The Appointment of Ernst & Young
     LLP as Independent Auditors.          [_]             [_]             [_]


The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Items 1, 2, and 3 at the discretion of the proxies on any other matter that may properly come before the meeting.


                 MARK HERE     [_]                       MARK HERE     [_]
                FOR ADDRESS                             IF YOU PLAN
                 CHANGE AND                              TO ATTEND
                NOTE AT LEFT                            THE MEETING

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.


Please sign, date and return promptly in the accompanying envelope.

Signature:  _______________________________________    Date: ____________